UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 16, 2018

INTREorg Systems, Inc.
(Exact name of registrant as specified in its charter)

Texas	000-53262	45-0526215
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

2600 E. Southlake Blvd., Suite 120-366
Southlake, TX		76092
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		Phone: 817-313-5005

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 16, 2018, the board of directors of INTREorg Systems, Inc. approved and appointed Mr. James J. Cahill to serve as Chief Executive Officer, President and Director.

Mr. Cahill has been an investment banking and management consulting professional in New York City for the past 25 years to both private and public companies from development stage to multi-national corporations.

Mr. Cahill was the founder and CEO of McKim & Company, a Manhattan based investment banking firm. He has served as Managing Director at both MFR Securities, Inc. and Laidlaw Global Securities where he oversaw the firms’ investment banking activities. Early in his career, Mr. Cahill was with TIAA-CREF managing a $1.5 billion portfolio of investments. Mr. Cahill started his career in the investment banking division of Goldman, Sachs & Co.

Mr. Cahill is a licensed principal with the Financial Regulatory Authority with Series 7, 24, 51 and 63 licenses. Mr. Cahill graduated from Boston College with a B.A., attended law school at Loyola University of Chicago and Oxford University and received a Masters in Management from the J.L. Kellogg Graduate School of Management at Northwestern University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 19, 2018		IntreOrg Systems, Inc.
	By:	/s/ Thomas E. Lindholm
Thomas E. Lindholm
Executive Director

Item 9.01 Exhibits

Exhibit No.	Description

99.1	INTREOrg Systems, Inc. – Offer Letter to James Cahill

You acknowledge that this offer letter along with the final form of an employment agreement represents the entire agreement between you and INTREOrg Systems, Inc.; and that no verbal or written agreements, promises or representations that are not specifically stated in this offer, are or will be binding upon INTREOrg Systems, Inc.

If you are in agreement with the above outline, please sign below.

Sincerely,

/s/ Thomas E. Lindholm
Thomas E. Lindholm
Executive Director

/s/ James J. Cahill
James J. Cahill

Date: November 16, 2018